 TRIBUTARY FUNDS, INC.
Supplement dated November 22, 2016 to the
Statement of Additional Information ("SAI") dated August 1, 2016 as Supplemented
October 3, 2016
On November 18, 2016, shareholders of Tributary Funds, Inc. (the "Funds" or the "Company") re-elected  Robert A. Reed, Gary D. Parker, and John J. McCartney as Directors of the Funds, and elected Stephen C. Wade, the Funds' current President, Chairman of the Board and a Director, and two Director nominees, David F. Larrabee and Brittany A. Fahrenkrog, as Fund Directors.
Accordingly, the Chart on page 26 of the SAI under the heading "Directors and Officers" is replaced with the following:
Name, Address and Age	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Independent Directors
Robert A. Reed 1620 Dodge Street Omaha, NE 68197 Age: 76	Director; Chairman, Corporate Governance and Nominations Committee	Indefinite; Since 1994	Retired. President and Chief Executive Officer, Physicians Mutual Insurance Company and Physicians Life Insurance Company (1974 to December 2014).	6	None.
Gary D. Parker 1620 Dodge Street Omaha, NE 68197 Age: 71	Director; Chairman, Audit Committee	Indefinite; Since 2005	Retired since 2000.	6	None.
John J. McCartney 1620 Dodge Street Omaha, NE 68197 Age: 72	Lead Independent Director	Indefinite; Since 2010	Retired since 2007.	6	None.

David F. Larrabee 1620 Dodge Street Omaha, NE 68197 Age: 56	Director	Indefinite; Since 2016	Managing Member, AB & DFL KC, LLC (urban-core revitalization projects) (August 2015 to present); Managing Member, DFL Consulting, LLC (November 2012-present); and Senior Vice President, Intermediary Sales, American Century Investments, Inc. and President and CEO, American Century Investment Services, Inc. (broker/dealer subsidiary) (2009 to May 2012); prior to 2009, Mr. Larrabee held various senior positions with American Century Investments, Inc.	6	None.
Interested Directors*
Stephen C. Wade 1620 Dodge Street Omaha, NE 68197 Age: 51	Director, Chairman of the Board and President	Indefinite; Since 2016	Senior Vice President - Investment Services, First National Bank of Omaha (December 2013 to present); Managing Director – Institutional Trust, First National Bank of Omaha (February 2011 to December 2013).	6	Director, First National Capital Markets, Inc.

Brittany A. Fahrenkrog 1620 Dodge Street Omaha, NE 68197 Age: 39	Director and Senior Vice President	Indefinite; Since 2016	Director, Client Services, Tributary Capital Management, LLC (since May 2010).	6	None.

* As defined in the 1940 Act, Mr.  Wade is an "interested" Director because he is an officer of First National Bank of Omaha, the parent of the Funds' investment adviser, and an owner of securities issued by First National of Nebraska, Inc, and Ms. Fahrenkrog is an "interested" Director because she is an employee of Tributary Capital Management LLC, the Funds' investment adviser.

On Page 26-27 of the SAI, the description of the experiences, qualifications, and skills of each of the Directors which led to the conclusion that they should serve as such is replaced with the following:

Robert A. Reed. Until his retirement in 2014, Mr. Reed served as President and Chief Executive Officer of Physicians Mutual Insurance Company and Physicians Life Insurance Company. In his capacity as CEO, Mr. Reed supervised the investment and financial functions of the two insurance companies. Mr. Reed's extensive management experience, particularly his oversight responsibility with respect to regulatory matters, in these areas qualifies him to oversee the Company (including its relationship with its Advisers) and to serve as an Independent Director on the Board and Chair of the Corporate Governance and Nominations Committee.

Gary D. Parker. Until his retirement in 2000, Mr. Parker served for a number of years as Chairman, President, and CEO of Lindsay Corporation, a leading manufacturer of center pivot and lateral move irrigation systems, which is listed on the NYSE. In his capacity as Chairman and CEO of a public company, Mr. Parker supervised business and financial matters of that company as a board member and executive responsible to public investors. Mr. Parker's breadth of managerial and executive leadership in public company corporate governance and public financial reporting are experiences directly applicable to Mr. Parker's service as an Independent Director on the Board and Chair of the Audit Committee.

John J. McCartney. Until his retirement in 2007, Mr. McCartney was Executive Vice President and Chief Financial Officer of Zurich Insurance Group North America, a part of Zurich Financial Services, a global insurance-based financial services provider. During Mr. McCartney's time in this position, this Zurich unit grew from $9 billion to $16 billion in total assets. Mr. McCartney's responsibilities included significant emphasis on financial control, financial reporting, auditing, Sarbanes-Oxley compliance, and implementation of a new governance process. Mr. McCartney's more than 32 years of broad management experience of financial services companies, including oversight of investment portfolios, and his responsibilities for financial controls and Sarbanes-Oxley compliance, demonstrate relevant experience applicable to his duties in overseeing the Funds' operations and qualify him to serve as the lead Independent Director on the Board.

David F. Larrabee. Until his retirement in 2012, Mr. Larrabee served in executive management positions in the mutual fund industry as President and CEO of American Century Investment Services, Inc. and as Senior Vice President of American Century Investments, Inc. In these capacities, Mr. Larrabee developed significant experience in mutual fund operations, including product development and distribution. Mr. Larrabee's more than 30 years' experience in the financial services industry also includes  positions with State Street Bank and Trust Company and UMB Bank, which included experience with daily fund operations such as custody and cash management. Mr. Larrabee's overall managerial experience in the mutual fund industry qualifies him to serve as a member of the Company's Board.

Stephen C. Wade. Mr. Wade's service as Senior Vice President – Investment Services of First National Bank of Omaha, as well as experience in other managerial roles with First National Bank of Omaha and as Chief Financial Officer of Castle Bank over a more than 20 year career in financial services brings relevant managerial experience in the financial services industry to the Company's Board, and qualifies him to serve as a member of the Company's Board.

Brittany A. Fahrenkrog. Ms. Fahrenkrog is qualified to serve as a member of the Company's Board based on her experience as Tributary Capital Management's Director of Client Services, where she acts as a key liaison between the Funds' Board of Directors and the Adviser and assists in new product development and strategic planning.  In addition, Ms. Fahrenkrog began working on the Tributary Funds in 2005 and since that time has served as the principal administrator within Tributary Capital Management, LLC overseeing board-directed initiatives, service providers, expense management and continues this role as Senior Vice President of the Funds. Ms. Fahrenkrog joined Tributary Capital Management's predecessor, First Investment Group in 2002 as a Marketing Specialist.

The Funds' Other Executive Officers continue to serve in their respective capacities. Accordingly, the biographies of Karen Shaw, Rodney L. Ruehle, and Gino Malaspina, the Funds' Other Executive Officers disclosed in the Chart on Page 27 of the SAI, remains the same.

On Page 27 of the SAI, the disclosures under the heading "Board Structure" are replaced with the following:

Board Structure

The Board has six directors, four of whom are not "interested persons" (as defined in the 1940 Act) of the Funds, the Funds' investment adviser or sub-adviser, or the Funds' various service providers. Accordingly, the Company's Board as presently constituted consists of two-thirds Independent Directors upon the election of David F. Larrabee and Brittany A. Fahrenkrog as Directors.

Because of the Funds' long-standing affiliation with First National of Nebraska, Inc. ("FNNI") (the parent of Tributary Capital Management, LLC's immediate corporate parent, First National Bank of Omaha) and its related entities, the Funds have always had at least one director who is affiliated with FNNI or its related entities, an arrangement which is quite common in the fund industry. Presently, the Funds' two interested directors meet the definition of "interested" under the 1940 Act because of Mr. Wade's  affiliation with First National Bank of Omaha, and as an owner of securities issued by FNNI, and because of Ms. Fahrenkrog's employment with Tributary Capital Management, LLC. Mr. Wade currently serves as the Company's Chairman of the Board and President, and was elected to serve in these capacities by the Funds' Board on September 30, 2016 to replace Stephen R. Frantz, who resigned as the Funds' Director, Chairman of the Board and President effective September 22, 2016. A two-thirds majority of Independent Directors will continue to provide an appropriate level of oversight of conflicts of interest among the Funds' investment adviser, subadviser and the Funds when considering the terms of any advisory contracts, as well as nominating directors to serve on the Board in the future, while allowing for a continued liaison with FNNI and Fund management to benefit shareholders through exposure to management's resources for the Funds.

The Board has appointed John J. McCartney as lead Independent Director. The Board has designated a lead Independent Director to serve as the primary liaison between the Independent Directors and the Adviser.  All committee matters which should be decided by Independent Directors currently are determined by the four Independent Directors functioning as a committee, or as the only Independent Directors, as applicable.

The Board has formed two committees, the Audit Committee and the Corporate Governance and Nominations Committee, which are generally charged with determining the Company's most important corporate governance matters, such as reviewing the Funds' reported financial information and nominating new directors for shareholder election. Both of those committees are comprised solely of the four Independent Directors. Please see the description below regarding the specific responsibilities of those committees.

The Board's role in overseeing the risks of the Funds begins with its duties imposed by it under both the 1940 Act and state corporate law—as the body which is charged with supervision of the Funds overall operations. In addition to reviewing periodic reports provided to the Board from the Funds' various service providers, the Board meets, usually in person, at least quarterly to discuss the Funds' operations, performance, and other matters such as review of compliance concerns, if any. The Board has caused the Funds to engage with certain service providers which assist it in overseeing the Funds' operations. For example, the Funds' co-administrators are primarily responsible for assuring the Funds' accounting is appropriately managed and the Funds' internal operations are appropriately carried out, the Funds' investment advisers are primarily responsible for implementing the Funds' respective investment programs, and the Funds' independent auditors are primarily responsible for conducting the annual audit of the Funds' financial statements. The Board oversees the activities of all of these service providers.

In addition, the Board's committee structure further enables it to oversee the Funds' risks. The primary committee in this regard is the Audit Committee, which is comprised entirely of Independent Directors. The Funds' independent auditors must report their findings and conclusions respecting their annual audit of the Funds' financial statements. Furthermore, the Funds' internal policies require service providers and other persons to report compliance and similar risk matters to the attention of the Audit Committee.

The Board has determined that its leadership structure is appropriate based on the size of the Funds, the Board's current responsibilities, each of the Director's ability to participate in the oversight of the Funds, and committee transparency. As noted above, two-thirds of the Board is comprised of Independent Directors, and these Independent Directors serve on committees designed to facilitate the governance of the Funds and provide risk oversight. Additionally, the Board believes that its existing directors provide exceptional leadership and management experience to the Funds.

The section titled "Corporate Governance and Nominations Committee" on page 29 of the SAI is replaced with the following:

Corporate Governance and Nominations Committee. The Corporate Governance and Nominations Committee is responsible for reviewing the Board's governance practices and procedures, reviewing the composition of the Board and its committees, and screening and nominating candidates for election to the Board as Independent Directors. The Corporate Governance and Nominations Committee is comprised of the Independent Directors. The Corporate Governance and Nominations Committee held three meetings during the fiscal year ended March 31, 2016. The Corporate Governance and Nominations Committee has adopted a Charter effective November 15, 2004, as amended August 1, 2010, November 18, 2010, November 15, 2012 and July 18, 2016. The Committee has established a policy that it will receive and consider recommendations for nomination of Independent Director candidates from other persons, including the shareholders of the Funds. As the Company does not intend to hold shareholder meetings each year, the Corporate Governance and Nominations Committee will accept shareholder recommendations for nominees to the Company's Board of Directors on a continuous basis. Recommendations can be submitted to: Tributary Funds, Inc., 1620 Dodge Street, Mail Stop 1089, Omaha, NE 68102, Attention: Chairman, Corporate Governance and Nominations Committee.

In considering candidates for selection or nomination to the Board, the Corporate Governance and Nominations Committee will consider various factors, including a candidate's education, professional experience (including experience in the insurance and mutual fund industries), the results of in-person meetings with the candidate, the views of management of the Advisers with respect to the candidate, the candidate's other business and professional activities, and other factors that may be deemed relevant by the Corporate Governance and Nominations Committee. The Board focuses on each director's ability to contribute to the Board's oversight of the Funds. The Corporate Governance and Nominations Committee of the Board has adopted a policy to consider diversity when identifying director nominees.  The criteria developed by the Corporate Governance and Nominations Committee with respect to the new Independent Directors includes five diversity characteristics in evaluating nominees as a director. The Board evaluates the effectiveness of the diversity policy as part of an annual Board and Committee self-assessment process.

The Chart on page 29 of the SAI disclosing the Directors' beneficial ownership of the Funds' Shares is replaced with the following:

The table below sets forth the amount of Shares beneficially owned by each Director in each Fund stated as one of the following dollar ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000. The information below is provided as of December 31, 2015 with respect to Messrs. Reed, Parker and McCartney, and as of June 30, 2016 for Messrs. Larrabee and Wade and Ms. Fahrenkrog.

	Independent Directors				Interested Directors
	Mr. Reed	Mr. Parker	Mr. McCartney	Mr. Larrabee	Mr. Wade	Ms. Fahrenkrog
Tributary Short-Intermediate Bond Fund	None	None	None	None	$10,001-$50,000	$1-$10,000
Tributary Income Fund	None	None	None	None	None	None
Tributary Balanced Fund	None	None	None	None	None	$10,001-$50,000
Tributary Growth Opportunities Fund	$50,001-$100,000	None	None	None	$50,001-$100,000	$10,001-$50,000
Tributary Small Company Fund	$50,001-$100,000	None	None	None	$10,001-$50,000	$50,001-$100,000
Tributary Nebraska Tax-Free Fund	None	None	None	None	None	None
Aggregate of all Funds	Over $100,000	None	None	None	Over $100,000	Over $100,000

On Page 30 of the SAI, the Chart disclosing the Directors' compensation from the Funds is replaced with the following:

Compensation

The following table sets forth certain information concerning compensation paid by the Funds to its current Directors in the fiscal year ended March 31, 2016. Directors Larrabee and Fahrenkrog received no compensation from the Funds during the fiscal year ended March 31, 2016.

Name and Position	Aggregate Compensation From the Funds	Pension or Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Retirement Benefits	Total Compensation From the Company
Interested Director
Stephen C. Wade Chairman, President and Director	$0	$0	$0	$0
Independent Directors
Robert A. Reed Director	$13,500	$0	$0	$13,500
Gary D. Parker Director	$13,500	$0	$0	$13,500
John J. McCartney Director	$13,500	$0	$0	$13,500

The Company's officers receive no compensation directly from the Funds for performing the duties of their offices. The officers may, from time to time, serve as officers of other investment companies. Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic") and Tributary Capital Management, LLC, serve as the Funds' Co-Administrators and receive fees from each of the Funds for acting as Co-Administrator. Ms. Shaw and Mr. Malaspina are employees of, and as such are compensated by, Atlantic.  Foreside Financial Group, LLC, or an affiliate or subsidiary thereof ("Foreside"), provides the Funds with certain compliance services as the successor to Beacon Hill Fund Services, Inc. Mr. Ruehle is an employee of Foreside and, as such, is compensated by Foreside. Ms. Fahrenkrog is an employee of Tributary Capital Management, LLC and as such, is compensated by Tributary.

PLEASE RETAIN FOR FUTURE REFERENCE